Exhibit 10.6

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this “Agreement”), entered into as of the 24th day of June, 2003, by and among each of the entities, listed on the signature pages hereof as pledgors (each a “Pledgor” and collectively, the “Pledgors”), together with any additional entity that hereafter becomes a pledgor hereto by executing the form of Supplement attached hereto as Annex 2, and WELLS FARGO FOOTHILL, INC., a California corporation, as lender (the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Loan and Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among The Evangeline Downs, L.L.C., a Louisiana limited liability company (“Parent”), The Old Evangeline Downs Capital Corp., a Delaware corporation (“OED Capital”), and each of Parent’s other wholly-owned subsidiaries identified on the signature page thereof, as borrowers (such subsidiaries, together with Parent and OED Capital, are referred to hereinafter each individually as a “Borrower” and collectively, as the “Borrowers”), and the Lender, the Lender has agreed to make certain loan and other financial accommodations to the Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, it is a condition precedent to the extension of credit under the Loan Agreement that the Pledgors shall have granted the security interest contemplated by this Agreement; and

WHEREAS, to secure the full and prompt payment or performance (as applicable) of all covenants, agreements and liabilities of the Borrowers under the Loan Documents (as defined in the Loan Agreement) and all now existing or hereafter arising Obligations (as defined in the Loan Agreement) (including, without limitation, any interest, fees and other charges in respect of the Loan Agreement and the other Loan Documents that would accrue but for the filing of an Insolvency Proceeding (as defined in the Loan Agreement) with respect to any Borrower, regardless of whether such claim is allowed in such Insolvency Proceeding), and the obligations of the Pledgors arising from this Agreement, each Pledgor has agreed to pledge to the Lender the Stock (as defined in the Loan Agreement) owned by such Pledgor (collectively, the “Pledged Interests”) in each of the entities listed on Schedule 1 attached hereto (collectively, the “Pledged Companies” and, individually, each a “Pledged Company”);

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement, and further agree as follows:

1. Warranty. Each Pledgor hereby represents and warrants to the Lender that (i) except for the security interest created hereby and in the other Loan Documents, and except for the security interest created pursuant to the Senior Note Documents in favor of the Indenture

Trustee and subordinated to the security interest created hereunder pursuant to the Intercreditor Agreement, such Pledgor owns the Pledged Interests indicated on Schedule 1 as being owned by it, which Pledged Interests constitute the percentage of the issued and outstanding Stock set forth on Schedule 1 attached hereto with respect to each of the Pledged Companies identified thereon, free and clear of all Liens other than subordinated Liens in favor of the Indenture Trustee securing the Senior Note Documents; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable, if applicable; (iii) such Pledgor has the unencumbered right and power to pledge the Pledged Collateral (as defined below); and (iv) all actions necessary to perfect, establish the first priority of, or otherwise protect the security interest of the Lender in the Pledged Collateral, and any proceeds thereof, have been duly taken, except for the taking of possession by the Lender of any certificates constituting Pledged Collateral hereunder that are acquired by such Pledgor after the date hereof. Additionally, each Pledgor hereby represents and warrants to the Lender that this Agreement has been duly executed and delivered by such Pledgor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles, or by an Insolvency Proceeding.

2. Security Interest. As security for the full and prompt payment and performance of the Obligations now or hereafter existing, each Pledgor hereby unconditionally pledges, transfers, conveys, hypothecates, grants and assigns to the Lender a continuing security interest in and security title to all of the following property now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has, or may acquire in the future, any right, title or interest thereto (collectively, the “Pledged Collateral”):

(a) the Pledged Interests and all substitutions therefor and replacements thereof, all proceeds and products thereof and all rights relating thereto, including, without limitation, the certificates representing any of the Pledged Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for, any or all of the Pledged Interests, whether now owned or hereafter acquired by such Pledgor;

(b) all of such Pledgor’s rights, powers and remedies (but not such Pledgor’s obligations) under the limited liability company operating agreements of the Pledged Companies that are limited liability companies (collectively, the “Operating Agreements”) and under the partnership agreements of the Pledged Companies that are general or limited partnerships (collectively, the “Partnership Agreements”), as applicable; and

(c) to the extent not otherwise included, all proceeds of any and all of the foregoing.

Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrowers to the Lender but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Borrower. Each Pledgor has delivered to and deposited with the Lender all certificates owned by such Pledgor representing the Pledged Interests to the extent such Pledged Interests are represented by certificates and undated powers endorsed in blank with respect to such certificates. In addition, each Pledgor has delivered to the Lender all of the Uniform Commercial Code financing statements, in suitable form for recording, with respect to all of the Pledged Collateral that is not represented by certificates that are necessary to perfect the security interest granted to the Lender under this Agreement in such Pledged Collateral or such Pledgor has authorized the Lender to prepare and file such Uniform Commercial Code financing statements. It is the intention of the parties hereto that record and beneficial ownership of the Pledged Collateral, including, without limitation, all voting, consensual and dividend rights, shall remain in the Pledgors until the occurrence of an Event of Default and until the Lender shall notify the Pledgors of the Lender’s exercise of voting and consensual rights to the Pledged Collateral pursuant to Section 10 hereof.

3. Operating Agreements and Partnership Agreements. Anything herein to the contrary notwithstanding, each applicable Pledgor shall, for so long as it shall remain a member under any Operating Agreement or a partner under any Partnership Agreement, remain liable under such Operating Agreement or Partnership Agreement, as the case may be, to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof. With regard to Pledged Collateral for which the applicable Operating Agreement or Partnership Agreement provides that all limited liability company or partnership interests, as applicable, issued thereunder shall be certificated, the applicable Pledgor or Pledgors shall not amend, supplement or otherwise modify (or consent to any such amendment, supplement or modification of) the terms of such Operating Agreement or such Partnership Agreement, as the case may be, so as to provide for the issuance of uncertificated limited liability company or partnership interests, as applicable, without the prior written consent of the Lender. With regard to Pledged Collateral for which the applicable Operating Agreement or Partnership Agreement, as the case may be, does not provide that all limited liability company or partnership interests, as applicable, issued thereunder shall be certificated, the applicable Pledgor hereby represents and warrants to the Lender that such Pledged Collateral (i) is not dealt in or traded on securities exchanges or in securities markets, (ii) does not constitute investment company securities, and (iii) is not held by each Pledgor or Pledgors in a securities account. In addition, each applicable Pledgor further hereby represents and warrants that the articles of organization, the Operating Agreements or the Partnership Agreements or other agreements governing any of the uncertificated Pledged Collateral do not provide that such Pledged Collateral may be certificated or that such Pledged Collateral are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

4. Additional Pledged Interests. In the event that, during the term of this Agreement:

(a) any stock dividend, stock split, reclassification, readjustment or other change is declared or made in the capital structure of any of the Pledged Companies, or any new Stock is issued by any of the Pledged Companies, all new, substituted, and additional shares, units or other securities issued in respect of any of the Pledged Interests shall be issued to the applicable Pledgor and shall be promptly delivered to the Lender, together with a duly executed Pledge Agreement Supplement in substantially the form of Annex 1 hereto (the “Pledge Agreement Supplement”) identifying such additional Pledged Interests to be held by the Lender under the terms of this Agreement and with undated powers endorsed in blank by such Pledgor, and, to the extent such new Stock or other securities are not represented by certificates, such Uniform Commercial Code financing statements with respect thereto as shall be necessary to perfect the security interest of the Lender therein or authorization given to the Lender to prepare and file such Uniform Commercial Code financing statements, and in each case, such new, substituted, and additional shares, units and other securities shall, upon the issuance thereof, constitute additional Pledged Interests to be held by the Lender under the terms of this Agreement; and

(b) any subscriptions, warrants or other rights or options shall be issued in connection with any of the Pledged Interests, all new Stock or other securities acquired through such subscriptions, warrants, rights or options shall thereupon constitute Pledged Interests to be held by the Lender under the terms of this Agreement, and, to the extent such Stock or other securities are represented by certificates, such certificates shall be promptly delivered to the Lender, together with undated powers endorsed in blank by the applicable Pledgor, and, to the extent such new Stock or other securities are not represented by certificates, such Uniform Commercial Code financing statements with respect thereto as shall be necessary to perfect the security interest of the Lender therein shall be promptly delivered to the Lender or the applicable Pledgor shall authorize the Lender to prepare and file such Uniform Commercial Code financing statements.

5. Event of Default. Upon the occurrence and during the continuation of an Event of Default, the Lender may sell or otherwise dispose of any of the Pledged Interests at one or more public or private sales or make any other commercially reasonable disposition of the Pledged Interests or any portion thereof after ten (10) calendar days’ notice to the Pledgors and the Lender may credit bid and purchase the Pledged Interests or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition first shall be applied to the costs of the Lender incurred in connection with the sale, expressly including, without limitation, any costs under Section 8 hereof, and then to the Obligations in accordance with the provisions of the Loan Agreement. In the event the proceeds of such sale or other disposition of the Pledged Interests are insufficient to satisfy the Obligations, each Pledgor shall remain jointly and severally liable for any such deficiency.

6. Additional Rights of Secured Party. In addition to its rights and privileges under this Agreement or any other Loan Document, the Lender shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction. All amounts realized or collected through the exercise of remedies hereunder shall be applied as provided in the Loan Agreement.

7. Return of Pledged Interests to the Pledgors. Upon satisfaction of the conditions to termination of security interests and Liens set forth in Section 3.5 of the Loan Agreement, this Agreement and the Lender’s security interest and security title hereunder shall terminate, and the Lender shall return the remaining certificated Pledged Interests and all rights received by the Lender as a result of its possessory interest in such Pledged Interests to the Pledgors and shall deliver as promptly as reasonably practicable such termination statements and other release documents as may be requested by the Pledgors to evidence the termination of the Lender’s security interest in such Pledged Interests hereunder.

8. Disposition of Pledged Interests by the Lender. None of the Pledged Interests are registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Pledgor understands that upon such disposition, the Lender may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Pledgor, therefore, agrees that:

(a) if the Lender shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, the Lender shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interests for sale and as to the best price reasonably obtainable at the private sale thereof; and

(b) such reliance shall be conclusive evidence that the Lender has handled such disposition in a commercially reasonable manner.

9. Pledgors’ Obligations Absolute. The obligations of the Pledgors under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other Person, nor against other security or Liens available to the Lender. Each Pledgor hereby waives any right to require that an action be brought against any other Person or with respect to any security or to any balance of any deposit account or credit on the books of the Lender in favor of any other Person prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by the Lender to any other security or collateral for the Obligations.

10. Voting Rights.

(a) Upon the occurrence and during the continuation of an Event of Default, (i) the Lender may, in addition to all rights and remedies available to the Lender under any other Loan Document, at law, in equity or otherwise, exercise all voting rights, and all other ownership or consensual rights with respect to the Pledged Interests owned by any Pledgor, but under no circumstances is the Lender obligated by the terms of this Agreement to exercise such rights, and (ii) each Pledgor hereby appoints the Lender, as such Pledgor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY, to vote the Pledged Interests owned by it in any manner the Lender deems advisable for or against all matters submitted or that may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b) For so long as any Pledgor shall have the right to vote any of the Pledged Interests owned by it, such Pledgor covenants and agrees that it will not, without the prior written consent of the Lender, vote or take any consensual action with respect to such Pledged Interests that would constitute an Event of Default.

11. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be given in the form and manner and, if to the Lender, to the address for the Lender set forth in the Loan Agreement and, if to any Pledgor, to the address for such Pledgor set forth on the signature pages hereof.

12. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full and the Loan Agreement and the other Loan Documents have been terminated, (b) be binding upon each Pledgor, and its successors and assigns, including, without limitation, a receiver or a trustee, and (c) inure to the benefit of the Lender and its successors, transferees and assigns.

13. Choice of Law; Amendments. This Agreement shall be construed and enforced and the rights and duties of the parties shall be governed by, in all respects in accordance with, the laws and decisions of the State of New York without regard to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. This Agreement, together with the Loan Documents, constitutes the entire agreement between the parties with respect to the matters addressed herein and may not be modified except by a writing executed by the Lender and the Pledgor to which such modification applies and delivered by the Lender to such Pledgor.

14. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

15. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

PLEDGORS:	THE OLD EVANGELINE DOWNS, L.L.C., a Louisiana limited liability company

	By:	/s/ Michael Luzich
	Title:	President

OED ACQUISITION, LLC, a Delaware limited liability company

	By:	/s/ Michael Luzich
	Title:	President

LENDER:	WELLS FARGO FOOTHILL, INC., a California corporation

		By:	/s/ Rhonda R. Noell
		Title:	S.V.P.